UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2008
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

333 West Wacker Drive, Chicago, Illinois		60606

(Address of principal executive offices)		(Zip Code)
(312) 917-7700

(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its second quarter results on Thursday, August 14, 2008 at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for Q2 2008, the prior quarter, and all quarters in 2007. Table 2 provides Q2 2008 and Q2 2007 Adjusted EBITDA as defined by our Bank Credit Agreement. The schedule also provides Adjusted EBITDA for the last twelve month period, which includes the third and fourth quarters of 2007 and the first and second quarters of 2008. Table 3 reconciles Adjusted EBITDA as defined by the Bank Credit Agreement to income before taxes for the same periods (other than Q2 2007).

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2007, and June 30, 2008
Unaudited

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,682	1,859	1,212	1,314	6,066	$1,354	1,839	—	—	3,194
Managed accounts-retail	2,759	2,260	1,764	1,809	8,592	1,701	2,118	—	—	3,820
Managed accounts-institutional	3,398	2,576	2,112	1,703	9,789	1,197	1,363	—	—	2,560
Closed-end funds	296	1,133	47	231	1,706	2	(0)	—	—	2

Total funds and accounts	$8,134	7,827	5,135	5,057	26,153	$4,254	5,321	—	—	9,575

Net Flows (in millions):
Mutual funds	$1,015	621	(3)	(32)	1,601	$61	744	—	—	806
Managed accounts-retail	(547)	(1,253)	(1,782)	(2,125)	(5,707)	(2,523)	(1,823)	—	—	(4,346)
Managed accounts-institutional	2,249	1,390	337	(244)	3,733	(584)	112	—	—	(472)
Closed-end funds	316	1,147	38	217	1,717	3	48	—	—	52

Total funds and accounts	$3,033	1,906	(1,411)	(2,184)	1,344	$(3,042)	(919)	—	—	(3,960)

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$161,609	166,095	171,602	170,394	161,609	$164,307	153,026	—	—	164,307
Acquisition of HydePark accounts	—	363	—	—	363	—	—	—	—	—
Sales — funds and accounts	8,134	7,827	5,135	5,057	26,153	4,254	5,321	—	—	9,575
Dividend reinvestments	103	108	109	390	709	69	155	—	—	224
Redemptions and withdrawals	(5,204)	(6,029)	(6,655)	(7,630)	(25,518)	(7,365)	(6,394)	—	—	(13,759)

Total net flows into funds and accounts	3,033	1,906	(1,411)	(2,184)	1,344	(3,042)	(919)	—	—	(3,960)
Appreciation / (depreciation) of managed assets	1,453	3,238	203	(3,903)	991	(8,240)	(274)	—	—	(8,514)

End of period	$166,095	171,602	170,394	164,307	164,307	$153,026	151,833	—	—	151,833

Recap by product type:
Mutual funds	$19,584	20,160	19,967	19,195		$18,415	19,064	—	—
Closed-end funds	53,091	53,423	53,234	52,305		50,626	50,095	—	—
Managed accounts-retail	58,713	59,495	58,119	54,919		49,431	47,671	—	—
Managed accounts-institutional	34,707	38,524	39,074	37,888		34,553	35,002	—	—

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	—	—

Recap by manager:
Nuveen	$79,430	78,565	77,489	76,282		$74,914	75,031	—	—
NWQ	36,277	38,599	37,352	34,575		29,650	28,301	—	—
Rittenhouse	3,333	3,235	3,258	2,982		2,669	2,093	—	—
Santa Barbara	4,583	5,040	5,073	4,571		3,789	3,833	—	—
Symphony	8,953	10,293	10,427	10,822		9,838	10,202	—	—
Tradewinds	33,518	35,316	35,143	33,281		30,537	30,779	—	—
HydePark	—	553	1,653	1,794		1,629	1,594	—	—

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	—	—

Recap by style:
Equity-based	$85,531	90,728	89,276	83,577		$74,083	72,449	—	—
Municipals	64,519	64,014	64,156	64,121		63,073	63,513	—	—
Taxable income-oriented	16,045	16,859	16,962	16,609		15,870	15,871	—	—

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	—	—

TABLE 2
Nuveen Investments
Adjusted EBITDA (1)
Unaudited
(in thousands)

	Q2 2008	Q2 2007	Q2 2008 LTM (3)
Operating Revenues
Advisory Fees	$183,935	$197,981	$781,261
Underwriting & Distribution Revenue	819	2,152	5,272
Performance Fees / Other	6,428	4,133	25,430

Total Operating Revenue	191,182	204,266	811,963

Adjusted Operating Expenses (2)
Compensation & Benefits	63,666	63,239	273,804
Advertising & Promotion	3,145	4,258	15,426
Occupancy & Equipment	4,646	4,378	17,773
Travel & Entertainment	3,003	2,676	12,823
Outside & Professional Services	10,827	8,387	41,066
Other Operating Expenses	5,374	5,693	21,367
Minority Interest Expense	371	2,010	4,459
Proforma Savings	(743)	(1,750)	(4,986)

Total Operating Expenses	90,289	88,891	381,732

Adjusted Other Income/(Expense) (2)	1,053	965	2,745

Adjusted EBITDA (1)	$101,946	$116,340	$432,976

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	Balances exclude the impact of consolidated investment vehicles in which Nuveen has no economic interest and include adjustments consistent with our bank credit agreement and thus are non-GAAP financial measures.

(3)	LTM represents the last twelve month period including the third and fourth quarters of 2007 and the first and second quarters of 2008.

TABLE 3
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q2 2008	Q2 2008 LTM (2)
Income before taxes	38,486	(24,532)

Net interest expense	68,711	180,458
Amortization & depreciation	18,723	52,915

Adjustments per Credit Agreement:
Non-cash compensation	10,229	79,750
Deal related expenses	495	62,734
Retention, severance and recruiting expense	13,981	30,814
Structured products distribution expense	308	14,552
Non-recurring items	775	(3,584)
Pro forma savings	743	4,986
Debt and investment related expenses	(50,505)	34,883

Adjusted EBITDA (1)	101,946	432,976

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	LTM represents the last twelve month period including the third and fourth quarters of 2007 and the first and second quarters of 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2008	NUVEEN INVESTMENTS, INC.
	By:	/s/ John L. MacCarthy
Name: John L. MacCarthy
Title: Executive Vice President